EXHIBIT 10.9

SCHEDULE OF OMITTED DOCUMENTS

The following Partial Assignments of Purchase and Sale Agreement have not been filed as an exhibit pursuant to Instruction 2 of Item 601 of Regulation S-K; these documents are substantially identical in all material respects, except as noted below, to Exhibit 10.9 to this Form 8-K:

1.	Partial Assignment of Purchase and Sale Agreement between Strategic Storage Opportunities, LLC, a Delaware limited liability company, and SSGT 3850 Airport RD, LLC, a Delaware limited liability company, for the assignment of 3850 Airport Road, Colorado Springs, CO 80910.

2.	Partial Assignment of Purchase and Sale Agreement between Strategic Storage Opportunities, LLC, a Delaware limited liability company, and SSGT 7760 Lorraine AVE, LLC, a Delaware limited liability company, for the assignment of 7760 Lorraine Avenue, Stockton, CA 95210.

3.	Partial Assignment of Purchase and Sale Agreement between Strategic Storage Opportunities, LLC, a Delaware limited liability company, and SSGT 1111 W Gladstone ST, LLC, a Delaware limited liability company, for the assignment of 1111 W. Gladstone Street, Azusa, CA 91702.

4.	Partial Assignment of Purchase and Sale Agreement between Strategic Storage Opportunities, LLC, a Delaware limited liability company, and SSGT 1001 Tollgate RD, LLC, a Delaware limited liability company, for the assignment of 1001 Toll Gate Road, Elgin, IL 60123.

5.	Partial Assignment of Purchase and Sale Agreement between Strategic Storage Opportunities, LLC, a Delaware limited liability company, and SSGT 1302 Marquette DR, LLC, a Delaware limited liability company, for the assignment of 1302 Marquette Drive, Romeoville, IL 60446.